AMENDMENT TO A LICENCE DATED 11 JULY 1990 TO PRODUCE
POTABLE WATER FROM SEAWATER

granted to
CAYMAN WATER COMPANY LIMITED
by
THE GOVERNMENT OF THE CAYMAN ISLANDS

The Water (Production and Supply) Law 1979
(Law 15 of 1979)

THIS AMENDMENT to the Licence (as defined below) is made on the 31st day of December, 2012 by The Governor of the Cayman Islands (the "Governor") and Cayman Water Company Limited, a company duly incorporated under the laws of the Cayman Islands whose registered office is situated at Fourth Floor, Windward Three, Regatta Business Park, West Bay Road, PO Box 1114, Grand Cayman KY1-1102, Cayman Islands (the "Company").

WHEREAS

(1)	On 11 July 1990 the Governor granted a licence, to Section 3 of the Water (Production and Supply) Law 1979, to the Company granting it the exclusive right within the Licence Area to process Seawater to Water for sale and to distribute and sell Water by means of pipes.

(2)	The licence has been amended by four (4) amendments, dated 18 September 1990, 14 February 1991, 15 August 2001 and 01 February 2003 (the aforesaid licence, as so amended, being herein referred to as the "Licence").

(3)	On 9 rune 2008, the Company exercised its right to enter into negotiations for the grant of a Licence for a further term.

(4)	The Term of the Licence ended on 10 July 2010 before the negotiations for the licence renewal could be finalized.

(5)	The Governor has granted previous extensions of the term of the Licence, as defined by Clause 4 of the Licence, to allow the negotiations for the licence renewal to continuo without affecting the provisions of water production and supply services in the Licensed Area.

(6)	The Parties wish to extend the Term of the Licence in order to facilitate the ongoing negotiations.

NOW THIS DEED WITNESSES as follows;

I)	The term of the Licence, as defined by Clause 4 of the Licence, is hereby extended until 30 March 2013.

THE terms and definitions as contained in this Amendment and not otherwise defined shall have the same meanings as those contained within the Licence and the Licence shall hereafter be read and construed in accordance with the variations effected by this Amendment

SAVE as varied by this Amendment, the Licence shall continue in Ml force and effect.

IN WITNESS WHEREOF the parties have caused this Amendment to be executed by their authorized officers.

The public seal of the Government of the Cayman Islands

was affixed in the presence of

/s/ Duncan Taylor
His Excellency the Governor, Mr. Duncan Taylor CBE

Signed by the Water Authority in the presence of	By:	/s/ Lemuel Hurlston
CHAIRMAN

/s/ Alisha Racz	By:	/s/ Otto Watler
WITNESS		BOARD MEMBER

Signed on behalf of Cayman Water	By:	/s/ Raymond Whittaker
Company		Director

/s/ Gregory McTaggart	By:	/s/ Carson Ebanks
Witness		Director